UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 5, 2010 (October 2, 2010)

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-02217 (Commission File Number)	58-0628465 (IRS Employer Identification No.)
	One Coca-Cola Plaza Atlanta, Georgia	30313 (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (404) 676-2121

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  1.01      Entry into a Material Definitive Agreement.

As described in Item 2.01 below, on October 2, 2010, The Coca-Cola Company (the “Company”) completed its previously announced acquisition of the North American operations of Coca-Cola Enterprises Inc. (“CCE”), pursuant to which Cobalt Subsidiary LLC, a wholly owned subsidiary of the Company (“Merger Sub”), merged with and into CCE, with CCE surviving as a wholly owned subsidiary of the Company (the “Merger”).

See the disclosure contained in Item 2.03 below, which is incorporated herein by reference.

Item 2.01      Completion of Acquisition or Disposition of Assets.

On October 2, 2010, the Company completed its previously announced acquisition of the North American operations of CCE, pursuant to the terms of the Business Separation and Merger Agreement, dated as of February 25, 2010 (as amended, the “Merger Agreement”), by and among the Company, CCE, International CCE Inc. (“New CCE”) and Merger Sub.

Pursuant to the terms of the Merger Agreement, (1) prior to the consummation of the Merger, CCE consummated a series of “separation transactions” as a result of which the businesses of CCE (other than CCE’s business in the United States, Canada (other than CCE’s Canadian finance company), the British Virgin Islands, the United States Virgin Islands and the Cayman Islands, as well as a substantial majority of the corporate operating segment of CCE) were transferred to New CCE, and (2) Merger Sub merged with and into CCE, with CCE surviving as a wholly owned subsidiary of the Company.  Under the terms of the Merger Agreement, at the effective time of the Merger, each outstanding share of CCE common stock not held by the Company or any dissenting shareowners was converted into the right to receive one share of New CCE common stock and $10.00 in cash, without interest.

Concurrently with the Merger, New CCE acquired the Company’s bottling operations in Norway and Sweden  pursuant to the terms of the Norway-Sweden Share Purchase Agreement, dated as of March 20, 2010 (as amended, “Norway-Sweden SPA”), by and among the Company, CCE, New CCE and Bottling Holdings (Luxembourg) s.a.r.l., a wholly owned subsidiary of CCE.  Pursuant to the Norway-Sweden SPA, at the effective time of the Merger, New CCE, through wholly owned subsidiaries, acquired from the Company all of the outstanding equity securities of Coca-Cola Drikker AS and Coca-Cola Drycker Sverige AB for $822 million, subject to adjustments for net working capital and EBITDA (as defined in the Norway-Sweden SPA).

In connection with the Merger, CCE was renamed “Coca-Cola Refreshments USA, Inc.”, and New CCE was renamed “Coca-Cola Enterprises, Inc.”

The descriptions herein of the Merger Agreement, Norway-Sweden SPA and the transactions contemplated thereby are not complete and are qualified in their entirety by reference to the Merger Agreement and the Norway-Sweden SPA, which are incorporated by reference as Exhibit 2.1 (Merger Agreement), Exhibit 2.2 (Norway-Sweden SPA) and Exhibit 2.3 (Amendment No. 1 to the Merger Agreement).

The Company's Press Release announcing completion of the transactions is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 2.03      Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Pursuant to Amendment No. 2 to the Credit Agreement, dated as of July 6, 2010 (“Amendment No. 2”), by and among the Company, CCE, Coca-Cola Bottling Company (“CCBC”), the banks, financial institutions and other institutional lenders party thereto and Citibank, N.A., as administrative agent for the benefit of the lenders (in such capacity, the “Agent”), with respect to the Credit Agreement, dated as of August 3, 2007, by and among CCE, Coca-Cola Enterprises (Canada) Bottling Finance Company, CCBC, Bottling Holdings (Luxembourg) Commandite S.C.A., the banks, financial institutions and other institutional lenders and issuers of letters of credit party thereto, the Agent and Deutsche Bank AG New York Branch, as syndication agent, as amended by Amendment No. 1, dated as of October 17, 2008 (the “Credit Agreement”), the Company, upon the effectiveness of the Merger on October 2,

2010, became a borrower under an amendment and restatement of the Credit Agreement (the “Amended and Restated Credit Agreement”) and guarantor of the obligations of CCE and CCBC, as borrowers thereunder.  The Amended and Restated Credit Agreement provides for a multicurrency revolving line of credit of $2.5 billion with a $500 million sublimit for multicurrency letters of credit.  Interest rates for eurocurrency borrowings are based on LIBOR and are tied to the ratings of the Company’s long-term senior unsecured debt.  The Amended and Restated Credit Agreement matures on August 3, 2012.  This loan facility, which is unsecured, incorporates customary terms of default including acceleration upon nonpayment, and upon the occurrence of other events and the Company’s failure to cure.  There are no obligations currently outstanding under this facility, other than contingent reimbursement obligations under letters of credit that have been issued under the letter of credit subfacility.

The description contained herein of Amendment No. 2 and the Amended and Restated Credit Agreement is not complete and is qualified in its entirety by reference to Amendment No. 2 (including the Amended and Restated Credit Agreement attached as Exhibit A thereto), which is incorporated by reference as Exhibit 10.1.

Item 9.01      Financial Statements and Exhibits.

(a) and (b)

Financial statements required to be filed under this Item will be filed as an amendment to this Current Report on Form 8-K as soon as practicable, but not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed with respect to Item 2.01.

(d)           Exhibits

Exhibit No.	Description
Exhibit 2.1
Business Separation and Merger Agreement, dated as of February 25, 2010, by and among the Company, CCE , New CCE and Merger Sub (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K, filed on March 3, 2010).

Exhibit 2.2
Norway-Sweden Share Purchase Agreement, dated as of March 20, 2010, by and among the Company, CCE, New CCE and Bottling Holdings (Luxembourg) s.a.r.l (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K, filed on March 22, 2010).

Exhibit 2.3
Amendment No. 1, dated as of September 6, 2010, to the Business Separation and Merger Agreement, dated as of February 25, 2010, by and among the Company, CCE , New CCE and Merger Sub (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K, filed on September 10, 2010).

Exhibit 10.1
Amendment No. 2 to the Credit Agreement, dated as of July 6, 2010, by and among the Company, CCE, CCBC, the banks, financial institutions and other institutional lenders party thereto and Citibank, N.A. (with the Amended and Restated Credit Agreement attached as Exhibit A thereto).

Exhibit 99.1	Press release of the Company, dated October 3, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COCA-COLA COMPANY (REGISTRANT)
Date: October 5, 2010	By:	/s/ Christopher P. Nolan
		Name:	Christopher P. Nolan
		Title:	Vice President and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 2.1
Business Separation and Merger Agreement, dated as of February 25, 2010, by and among the Company, CCE , New CCE and Merger Sub (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K, filed on March 3, 2010).

Exhibit 2.2
Norway-Sweden Share Purchase Agreement, dated as of March 20, 2010, by and among the Company, CCE, New CCE and Bottling Holdings (Luxembourg) s.a.r.l (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K, filed on March 22, 2010).

Exhibit 2.3
Amendment No. 1, dated as of September 6, 2010, to the Business Separation and Merger Agreement, dated as of February 25, 2010, by and among the Company, CCE , New CCE and Merger Sub (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K, filed on September 10, 2010).

Exhibit 10.1
Amendment No. 2 to the Credit Agreement, dated as of July 6, 2010, by and among the Company, CCE, CCBC, the banks, financial institutions and other institutional lenders party thereto and Citibank, N.A. (with the Amended and Restated Credit Agreement attached as Exhibit A thereto).

Exhibit 99.1	Press release of the Company, dated October 3, 2010.